UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-5482

DWS High Income Trust

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	05/31/06

ITEM 1.               REPORT TO STOCKHOLDERS

MAY 31, 2006

Semiannual Report
to Shareholders

DWS High Income Trust

(formerly Scudder High Income Trust)

Contents

Click Here Performance Summary

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Other Information

Click Here Shareholder Meeting Results

Click Here Dividend Reinvestment Plan

Click Here Additional Information

Click Here Privacy Statement

Investments in funds involve risk. Yields and market value will fluctuate. Investing in emerging markets presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, the fund invests in lower-quality and non-rated securities which present greater risk of loss of principal and interest than higher-quality securities. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond investment, can decline and the investor can lose principal value. All of these factors may result in greater share price volatility. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary May 31, 2006

Performance is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.cef.dws-scudder.com for the Fund's most recent month-end performance.

Average Annual Total Returns as of 5/31/06
DWS High Income Trust	6-Month*	1-Year	3-Year	5-Year	10-Year
Based on Net Asset Value(a)	4.15%	8.27%	12.71%	9.09%	6.61%
Based on Market Price(a)	-2.52%	10.72%	12.44%	8.19%	8.02%
Credit Suisse High Yield Index(b)	4.94%	7.38%	10.17%	9.44%	7.19%

Sources: Lipper, Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Net Asset Value and Market Price
	As of 5/31/06	As of 11/30/05
Net Asset Value	$ 5.81	$ 5.85
Market Price	$ 7.13	$ 7.67

Prices and net asset value fluctuate and are not guaranteed.

Distribution Information
Six Months: Income Dividends as of 5/31/06	$ .34
May Income Dividend	$ .056
Current Annualized Distribution Rate (Based on Net Asset Value) as of 5/31/06+	11.57%
Current Annualized Distribution Rate (Based on Market Price) as of 5/31/06+	9.42%

(a) Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.

(b) Credit Suisse High Yield Index is an unmanaged, unleveraged, trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on May 31, 2006. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Distribution rates are historical, not guaranteed and will fluctuate.

Portfolio Management Review

In the following interview, Portfolio Manager Andrew Cestone discusses DWS High Income Trust's strategy and the market environment during the six-month period ended May 31, 2006.

Q: How did the high-yield bond market perform during the period?

A: High-yield bonds provided a positive absolute return during the past six months, returning 4.94% as measured by the Credit Suisse High Yield Index.1 High yield was one of the best-performing fixed-income asset classes for the period, strongly outperforming the 0.01% return of the bond market as a whole, as measured by the Lehman Brothers Aggregate Bond Index.2

1 The Credit Suisse High Yield Index is an unmanaged, unleveraged, trader-priced portfolio constructed to mirror the global high-yield debt market.

2 The Lehman Brothers Aggregate Bond Index represents US domestic taxable investment-grade bonds that include securities from the following sectors: US Treasuries, agencies, corporate bonds, mortgage-backed bonds and asset-backed securities. The unleveraged index includes more than 5,500 publicly issued securities with a minimum of one year to final maturity and $150 million par amount outstanding. The average maturity and duration of the index is in the intermediate range.

Index returns assume reinvestment of dividends and, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.

Despite an increase in US Treasury yields and investors' continued concern about rising interest rates, as well as inflation and the future action of the US Federal Reserve Board (the Fed), high-yield bonds remained resilient. The asset class continued to exhibit relative strength as the solid underpinnings of the high-yield market remained in place. Seasonal market strength and favorable technical factors, such as a low new supply of high yield bonds coming into the market, also aided high-yield market returns for the period. Evidence of the market's strength was seen as high-yield spreads narrowed by approximately 68 basis points during the period, again approaching historical lows. At the close of the period, the high-yield spread stood at 329 basis points (3.29 percentage points), vs. 398 basis points six months ago.3

The asset class was aided by the fact that the strength in the US economy, along with relatively low interest rates, helped high-yield companies to maintain sound financial positions. Probably the best indication of solid fundamentals in the high-yield market was the continuation of low defaults. At the end of May 2006, Moody's 12-month rolling default rate stood at 1.72%, compared with 2.08% at the end of November 2005.4 In addition to low defaults, recovery rates (the amount investors recover when a bond defaults) remained strong. Lastly, the ratio of rating upgrades to downgrades continued to remain intact — another indication of the market's solid fundamentals.5

3 The long-term historical spread-to-worst average is based on the average monthly spread-to-worst of the Credit Suisse High Yield Index from January 31, 1986 to May 31, 2006. The yield spread is the difference between the yield of a given fixed-income asset class and the yield on Treasuries. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in high-yield bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive credit environment, since investors are less concerned about risk and therefore willing to accept lower yields in order to invest in high-yield bonds.

4 Source: Moody's Investors Service, Inc.

5 Bond ratings are the alphabetical designations indicating the credit quality of a particular bond, as measured by the major agencies. Treasuries, which are backed by the government and therefore free of default risk, are ranked AAA. The riskiest bonds are generally rated CCC and below.

Q: How did the fund perform?

A: The fund's net asset value (NAV) return was 4.15%, lagging the 4.94% return of its benchmark. The May 31, 2006, NAV per share was $5.81, compared with $5.85 six months ago. (Past performance is no guarantee of future results. Please see page 3 for more complete performance information.)

The fund's share, or market, price as quoted on the New York Stock Exchange returned -2.52% for the six-month period, to close at $7.13 per share. The fund's market price stood at $7.67 six months ago. The market price premium of the shares, as a percentage of NAV, was approximately 23% on May 31, 2006.

The fund maintained a leveraged position throughout the period, meaning that we borrowed money under by the fund's loan agreement. At the close of the period, the portfolio was approximately 25% leveraged, representing approximately $61 million of total portfolio assets.

Q: What individual securities helped performance?

A: Individual securities that helped relative performance included overweight positions in emerging-markets securities, such as Argentina.6 In terms of individual securities, top contributors included North Atlantic Trading Company, Dayton Superior, Lyondell Chemical Co., Millennium (Arco) Chemicals Inc. and Trimas Corporation.

6 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Emerging-markets debt continued to be supported by robust investor demand, rising commodity prices and the strong economic fundamentals of many emerging countries. In particular, Argentina's sovereign bond price increased as a result of a recent debt restructuring and overall political and economic stability. The tobacco producer North Atlantic Trading Company reported improved operating results, which helped lift its bond prices. Our decision to exit the company's holding company bonds early in the period and take a relatively larger position in the bonds of its operating company, coupled with recent merger and acquisition activity in the tobacco industry, also helped overall performance. The bond prices of Lyondell and Millennium (Arco) Chemical increased due to overall pricing strength in commodities. In addition, Lyondell announced its intention to sell its ownership interest in a refining joint venture. This announcement generated positive investor sentiment on the expectation that the company would use the sale proceeds to reduce debt. The bond prices of Trimas, a manufacturer of trailer and towing products, recovered from an earlier drop as a result of the company's management team taking positive actions to reduce debt and improve liquidity. Dayton Superior, a building materials company, benefited from recovery in the nonresidential construction business.

Q: What investments detracted from performance?

A: The fund's overweight positions in Tembec Industries and General Motors Acceptance Corporation (GMAC), and an underweight in Calpine Corp., detracted from relative performance. Our underweight positions in two issues that outperformed — Delphi and Federal-Mogul, both auto supply companies that are in default — dampened relative returns.

Tembec, a forest products paper company, traded lower as cost pressures caused earnings to fall short of prior guidance. Additionally, the company's bonds traded further down in price as seasonal investment reduced the company's liquidity and contributed to negative press speculation about the potential for a future bankruptcy. We have since reduced the portfolio's exposure in Tembec.

During the period, we continued to believe that GMAC bonds offered better risk-adjusted relative value than General Motors bonds, and as a result we held the vast majority of our position in GMAC bonds. Additionally, in the fourth quarter of 2005, GM announced its intention to sell a majority stake in GMAC, causing GMAC's bonds to rally in price. And in April, GM in fact announced this sale, as we had anticipated. Closure of the sale is targeted for the fourth quarter of 2006, and we are maintaining an overweight position in GMAC based on our opinion that the bonds continue to offer good relative value.

Calpine, a utilities company, filed for bankruptcy in the fourth quarter of 2005. This corporate action resulted in the company's bonds trading significantly down in price. While we had previously invested in some short-term unsecured holding company paper as well as more defensive, better risk-adjusted secured paper of Calpine and its affiliates, we were underweight well ahead of this announcement and had exited all positions prior to the filing and large decline in Calpine's bond prices.7 Our decision to exit the fund's entire Calpine position prior to the company's bankruptcy filing helped returns earlier in the period. However, at the close of the reporting period, Calpine's bond prices increased due, in part, to a pickup in merger and acquisition activity in the utilities sector that heightened investors' expectations that Calpine may be an acquisition candidate, and this detracted from the fund's returns later in the period. We remained underweight in Calpine based on our opinion that the company did not offer good risk-adjusted relative value.

7 Secured debt is debt collateralized by specified property.

Q: Outside of individual security selection, what factors helped and hurt performance?

A: During the past six months, we decreased the fund's underweight in higher-quality securities in an effort to become more defensive. Lower-quality (CCC/split CCC/default) were the best-performing credit quality segment for the period, returning 13.28%, followed by middle-tier (split BB/B/split B) and upper-tier (split BBB/BB) securities, which returned 4.62% and 1.90%, respectively. On average, the fund was overweight in lower-tier securities and underweight in upper-tier securities, and this helped returns.

Q: What is your view on the current state of the high-yield market?

A: The robust economy continues to translate into sound fundamentals for the high-yield market. Still, the low-default environment that the high-yield market currently enjoys will not last forever, and this means that good security selection is paramount at this point in the cycle. In addition, high-yield risk premiums are near historical lows. Given that, we are particularly focused on seeking to limit downside risk while looking for opportunities that offer nice yield and some opportunity for lower-risk capital appreciation. This is consistent with our long-term focus of seeking credits whose fundamentals are improving, that we believe will benefit from positive credit events or that are trading at what we believe are undervalued levels.

We remain focused on adding value by doing fundamental research rather than making broad predictions about sector performance or interest rates.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral)	5/31/06	11/30/05

Corporate Bonds	84%	79%
Foreign Bonds — US$ Denominated	12%	15%
Foreign Bonds — Non US$ Denominated	1%	1%
Loan Participation	1%	—
Cash Equivalents	1%	2%
Other Investments	1%	—
Asset Backed	—	1%
Convertible Bonds	—	1%
Preferred Stocks	—	1%
	100%	100%
Corporate and Foreign Bonds Diversification (As a percentage of Corporate and Foreign Bonds)	5/31/06	11/30/05

Consumer Discretionary	26%	23%
Financials	14%	14%
Industrials	13%	14%
Materials	11%	14%
Energy	9%	10%
Telecommunication Services	8%	9%
Utilities	8%	6%
Information Technology	4%	3%
Consumer Staples	3%	3%
Health Care	2%	3%
Sovereign Bonds	2%	1%
	100%	100%
Quality (Excludes Cash Equivalents and Securities Lending Collateral)	5/31/06	11/30/05

A	—	2%
BBB	3%	5%
BB	22%	29%
B	50%	50%
Below B	21%	14%
Not Rated	4%	—
	100%	100%

Asset allocation, corporate and foreign bonds diversification and quality are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Interest Rate Sensitivity	5/31/06	11/30/05

Average Maturity	8.0 years	5.6 years
Duration	5.5 years	3.8 years

Interest rate sensitivity is subject to change. Duration shown does not account for the leverage position of the Fund.

For more complete details about the Fund's investment portfolio, see page 12. A quarterly Fact Sheet is available upon request. Please see the Additional Information section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of May 31, 2006 (Unaudited)

	Principal Amount ($)(a)	Value ($)

Corporate Bonds 111.3%
Consumer Discretionary 31.3%
155 East Tropicana LLC, 8.75%, 4/1/2012	310,000	303,800
Adelphia Communications Corp., Series B, 7.75%, 1/15/2009*	290,000	134,850
Affinia Group, Inc., 9.0%, 11/30/2014 (b)	705,000	641,550
AMC Entertainment, Inc., 8.0%, 3/1/2014 (b)	995,000	927,837
Aztar Corp., 7.875%, 6/15/2014	1,170,000	1,250,437
Cablevision Systems Corp., Series B, 9.62%**, 4/1/2009	220,000	233,750
Caesars Entertainment, Inc., 8.875%, 9/15/2008 (b)	460,000	486,450
Charter Communications Holdings LLC:
9.625%, 11/15/2009	30,000	23,025
144A, 10.25%, 9/15/2010 (b)	640,000	636,800
10.25%, 9/15/2010	2,420,000	2,413,950
11.0%, 10/1/2015	2,112,000	1,816,320
Cooper-Standard Automotive, Inc., 8.375%, 12/15/2014 (b)	500,000	414,373
CSC Holdings, Inc.:
7.25%, 7/15/2008	320,000	322,400
7.875%, 12/15/2007	1,200,000	1,221,000
Dex Media East LLC/Financial, 12.125%, 11/15/2012	3,665,000	4,132,287
Dura Operating Corp., Series B, 8.625%, 4/15/2012 (b)	625,000	538,281
EchoStar DBS Corp.:
6.625%, 10/1/2014	120,000	113,400
144A, 7.125%, 2/1/2016	375,000	359,063
Foot Locker, Inc., 8.5%, 1/15/2022	595,000	606,900
Ford Motor Co., 7.45%, 7/16/2031 (b)	335,000	242,875
French Lick Resorts & Casinos, 144A, 10.75%, 4/15/2014	2,130,000	2,082,075
Friendly Ice Cream Corp., 8.375%, 6/15/2012 (b)	410,000	362,850
General Motors Corp.:
8.25%, 7/15/2023 (b)	875,000	658,438
8.375%, 7/15/2033 (b)	650,000	493,188
Goodyear Tire & Rubber Co., 11.25%, 3/1/2011	2,225,000	2,480,875
Gregg Appliances, Inc., 9.0%, 2/1/2013	240,000	222,600
GSC Holdings Corp., 144A, 8.0%, 10/1/2012 (b)	210,000	208,950
Hertz Corp., 144A, 8.875%, 1/1/2014	945,000	982,800
Isle of Capri Casinos, Inc., 7.0%, 3/1/2014	1,015,000	984,550
Jacobs Entertainment, Inc., 11.875%,2/1/2009	2,460,000	2,610,675
Lear Corp.:
Series B, 5.75%, 8/1/2014	95,000	77,425
Series B, 8.11%, 5/15/2009 (b)	1,135,000	1,106,625
Levi Strauss & Co., 9.74%**, 4/1/2012 (b)	370,000	382,488
Liberty Media Corp.:
5.7%, 5/15/2013	60,000	55,139
8.25%, 2/1/2030 (b)	500,000	482,286
8.5%, 7/15/2029 (b)	550,000	538,448
Linens 'n Things, Inc., 144A, 10.702%**, 1/15/2014	240,000	231,600
Mandalay Resort Group, Series B, 10.25%, 8/1/2007	125,000	130,938
Mediacom Broadband LLC, 8.5%, 10/15/2015 (b)	125,000	121,875
MGM MIRAGE:
8.375%, 2/1/2011 (b)	355,000	370,975
9.75%, 6/1/2007	610,000	630,588
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	885,000	939,206
NCL Corp., 10.625%, 7/15/2014	400,000	395,000
Norcraft Holdings/Capital, Step-up Coupon, 0% to 9/1/2008, 9.75% to 9/1/2012	1,095,000	919,800
Paxson Communications Corp., 144A, 11.318%**, 1/15/2013	385,000	389,331
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013	1,405,000	1,485,787
Premier Entertainment Biloxi LLC/Finance, 10.75%, 2/1/2012	2,045,000	2,106,350
PRIMEDIA, Inc.:
8.875%, 5/15/2011 (b)	430,000	411,725
10.545%**, 5/15/2010	1,155,000	1,178,100
Renaissance Media Group LLC, 10.0%, 4/15/2008	635,000	635,000
Resorts International Hotel & Casino, Inc., 11.5%, 3/15/2009 (b)	1,890,000	2,060,100
Rexnord Corp., 10.125%, 12/15/2012	290,000	321,900
Sinclair Broadcast Group, Inc., 8.75%, 12/15/2011	2,060,000	2,142,400
Sirius Satellite Radio, Inc., 9.625%, 8/1/2013 (b)	940,000	888,300
Six Flags, Inc., 9.75%, 4/15/2013	965,000	967,412
Steinway Musical Instruments, Inc., 144A, 7.0%, 3/1/2014	220,000	216,150
The Bon-Ton Department Stores, Inc., 144A, 10.25%, 3/15/2014 (b)	570,000	532,950
Toys "R" Us, Inc., 7.375%, 10/15/2018	260,000	192,400
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015	2,380,000	2,332,400
TRW Automotive, Inc.:
11.0%, 2/15/2013	1,770,000	1,960,275
11.75%, 2/15/2013 EUR	300,000	436,317
United Auto Group, Inc., 9.625%, 3/15/2012	1,565,000	1,653,031
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	305,000	317,200
XM Satellite Radio, Inc., 144A, 9.75%, 5/1/2014 (b)	1,745,000	1,622,850
Young Broadcasting, Inc., 8.75%, 1/15/2014 (b)	2,485,000	2,087,400
		58,226,120
Consumer Staples 3.9%
Alliance One International, Inc., 11.0%, 5/15/2012	385,000	365,750
Birds Eye Foods, Inc., 11.875%, 11/1/2008	820,000	835,375
Del Laboratories, Inc., 8.0%, 2/1/2012 (b)	400,000	328,000
Delhaize America, Inc.:
8.05%, 4/15/2027	115,000	119,117
9.0%, 4/15/2031	1,800,000	2,017,858
Harry & David Holdings, Inc., 9.82%**, 3/1/2012	380,000	364,800
North Atlantic Trading Co., 9.25%, 3/1/2012	890,000	716,450
Swift & Co.:
10.125%, 10/1/2009 (b)	120,000	123,900
12.5%, 1/1/2010	120,000	122,100
Viskase Co., Inc., 11.5%, 6/15/2011	2,170,000	2,248,662
		7,242,012
Energy 10.6%
Belden & Blake Corp., 8.75%, 7/15/2012	1,765,000	1,804,712
Chaparral Energy, Inc., 144A, 8.5%, 12/1/2015	925,000	936,563
Chesapeake Energy Corp.:
6.25%, 1/15/2018 (b)	120,000	111,600
144A, 6.5%, 8/15/2017	120,000	113,400
6.875%, 1/15/2016 (b)	1,225,000	1,191,312
7.75%, 1/15/2015	155,000	158,488
Delta Petroleum Corp., 7.0%, 4/1/2015	1,015,000	928,725
Dynegy Holdings, Inc.:
7.625%, 10/15/2026	1,085,000	965,650
144A, 8.375%, 5/1/2016	850,000	845,750
El Paso Production Holding Corp., 7.75%, 6/1/2013	700,000	714,000
Frontier Oil Corp., 6.625%, 10/1/2011	1,305,000	1,265,850
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	1,040,000	1,040,000
NGC Corp. Capital Trust I, Series B, 8.316%, 6/1/2027 (b)	420,000	365,400
Plains Exploration & Production Co., Series B, 8.75%, 7/1/2012	415,000	433,675
Range Resources Corp., 7.5%, 5/15/2016	455,000	453,863
Sonat, Inc., 7.0%, 2/1/2018	135,000	128,250
Southern Natural Gas, 8.875%, 3/15/2010	1,470,000	1,556,127
Stone Energy Corp.:
6.75%, 12/15/2014	1,840,000	1,844,600
8.25%, 12/15/2011	615,000	636,525
Transmeridian Exploration, Inc., 144A, 12.0%, 12/15/2010	525,000	525,000
Williams Companies, Inc.:
8.125%, 3/15/2012	2,340,000	2,480,400
8.75%, 3/15/2032	1,090,000	1,220,800
		19,720,690
Financials 14.7%
Alamosa Delaware, Inc.:
8.5%, 1/31/2012	120,000	128,100
11.0%, 7/31/2010	565,000	622,912
Ashton Woods USA LLC, 9.5%, 10/1/2015	850,000	784,125
E*TRADE Financial Corp.:
7.375%, 9/15/2013	345,000	349,313
7.875%, 12/1/2015	260,000	270,400
8.0%, 6/15/2011	620,000	641,700
Eaton Vance Corp., CDO II, Series C-X, 13.68%, 7/15/2012*	4,171,889	0
Ford Motor Credit Co.:
7.25%, 10/25/2011	2,805,000	2,491,721
7.375%, 10/28/2009	5,540,000	5,102,816
7.875%, 6/15/2010	1,340,000	1,236,319
General Motors Acceptance Corp.:
6.875%, 9/15/2011	6,015,000	5,650,611
8.0%, 11/1/2031 (b)	3,145,000	2,954,080
H&E Equipment/Finance:
11.125%, 6/15/2012	450,000	495,000
12.5%, 6/15/2013	235,000	263,200
Ipayment, Inc., 144A, 9.75%, 5/15/2014	380,000	380,950
Poster Financial Group, Inc., 8.75%, 12/1/2011 (b)	1,220,000	1,284,050
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	1,460,000	1,606,000
TIG Capital Holdings Trust, 144A, 8.597%, 1/15/2027	1,080,000	823,500
Triad Acquisition Corp., Series B, 11.125%, 5/1/2013	560,000	554,400
Universal City Development, 11.75%, 4/1/2010	1,560,000	1,704,300
		27,343,497
Health Care 1.2%
Tenet Healthcare Corp., 144A, 9.5%, 2/1/2015	2,170,000	2,186,275
Industrials 11.3%
Allied Security Escrow Corp., 11.375%, 7/15/2011	735,000	738,675
Allied Waste North America, Inc., Series B, 9.25%, 9/1/2012	1,337,000	1,425,576
American Color Graphics, 10.0%, 6/15/2010	735,000	501,638
Avondale Mills, Inc., 144A, 11.5%**, 7/1/2012	485,000	494,700
Beazer Homes USA, Inc., 8.375%, 4/15/2012	125,000	128,594
Browning-Ferris Industries:
7.4%, 9/15/2035	1,040,000	947,700
9.25%, 5/1/2021	575,000	607,344
Case New Holland, Inc., 9.25%, 8/1/2011	1,590,000	1,689,375
Cenveo Corp., 7.875%, 12/1/2013	1,040,000	1,003,600
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010 (b)	1,250,000	1,246,875
Compression Polymers Corp.:
144A, 10.5%, 7/1/2013	1,140,000	1,185,600
144A, 11.44%**, 7/1/2012	405,000	415,125
Congoleum Corp., 8.625%, 8/1/2008*	715,000	707,850
DRS Technologies, Inc., 7.625%, 2/1/2018	635,000	641,350
Education Management LLC, 144A, 8.75%, 6/1/2014 (f)	460,000	460,000
K. Hovnanian Enterprises, Inc.:
6.25%, 1/15/2016 (b)	1,050,000	927,953
8.875%, 4/1/2012	1,195,000	1,230,850
Kansas City Southern:
7.5%, 6/15/2009	250,000	251,250
9.5%, 10/1/2008	1,700,000	1,785,000
Kinetek, Inc., Series D, 10.75%, 11/15/2006	1,640,000	1,627,700
Millennium America, Inc., 9.25%, 6/15/2008	530,000	549,212
Ship Finance International Ltd., 8.5%, 12/15/2013	595,000	571,200
The Brickman Group Ltd., Series B, 11.75%, 12/15/2009	1,005,000	1,087,912
Xerox Capital Trust I, 8.0%, 2/1/2027	355,000	362,544
Xerox Corp., 6.4%, 3/15/2016	520,000	496,600
		21,084,223
Information Technology 4.9%
L-3 Communications Corp.:
5.875%, 1/15/2015	1,350,000	1,242,000
Series B, 6.375%, 10/15/2015	380,000	359,100
Lucent Technologies, Inc., 6.45%, 3/15/2029	3,275,000	2,853,344
Sanmina-SCI Corp., 8.125%, 3/1/2016	925,000	927,312
SunGard Data Systems, Inc., 144A, 10.25%, 8/15/2015	955,000	997,975
UGS Corp., 10.0%, 6/1/2012	880,000	954,800
Unisys Corp., 7.875%, 4/1/2008	1,845,000	1,845,000
		9,179,531
Materials 15.1%
ARCO Chemical Co., 9.8%, 2/1/2020	3,040,000	3,648,000
Associated Materials, Inc., Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014	200,000	125,000
Chemtura Corp., 6.875%, 6/1/2016	520,000	504,400
Constar International, Inc., 11.0%, 12/1/2012 (b)	165,000	126,638
Crown Cork & Seal Co., Inc., 7.5%, 12/15/2096	315,000	252,787
Crystal US Holdings, Series A, Step-up Coupon, 0% to 10/1/2009, 10.0% to 10/1/2014	350,000	239,250
Dayton Superior Corp.:
10.75%, 9/15/2008 (b)	330,000	340,725
13.0%, 6/15/2009 (b)	690,000	614,100
Equistar Chemical Funding, 10.625%, 5/1/2011	800,000	866,000
Exopac Holding Corp., 144A, 11.25%, 2/1/2014	1,095,000	1,115,531
GEO Specialty Chemicals, Inc., 144A, 13.479%**, 12/31/2009	1,821,000	1,584,270
Greif, Inc., 8.875%, 8/1/2012	720,000	759,600
Hexcel Corp., 6.75%, 2/1/2015	380,000	366,700
Huntsman LLC, 11.625%, 10/15/2010	1,563,000	1,734,930
IMC Global, Inc., 10.875%, 8/1/2013 (b)	2,238,000	2,534,535
International Steel Group, Inc., 6.5%, 4/15/2014	355,000	340,800
Koppers Holdings, Inc., Step-up Coupon, 0% to 11/15/2009, 9.875% to 11/15/2014	765,000	562,275
Lyondell Chemical Co., 10.5%, 6/1/2013	220,000	246,400
Massey Energy Co.:
6.625%, 11/15/2010	935,000	935,000
144A, 6.875%, 12/15/2013 (b)	455,000	436,800
Metaldyne Corp.:
10.0%, 11/1/2013	130,000	124,800
11.0%, 6/15/2012	65,000	55,900
Mueller Holdings, Inc., Step-up Coupon, 0% to 4/15/2009, 14.75% to 4/15/2014	2,005,000	1,684,200
Neenah Foundry Co.:
144A, 11.0%, 9/30/2010	2,027,000	2,209,430
144A, 13.0%, 9/30/2013	634,624	644,143
OM Group, Inc., 9.25%, 12/15/2011 (b)	130,000	135,363
Omnova Solutions, Inc., 11.25%, 6/1/2010	1,780,000	1,900,150
Oregon Steel Mills, Inc., 10.0%, 7/15/2009	425,000	446,250
Oxford Automotive, Inc., 144A, 12.5%, 10/15/2010*	1,174,138	17,612
Pliant Corp., 11.625%,6/15/2009 (PIK)	3	3
Radnor Holdings Corp., 11.0%, 3/15/2010	370,000	233,100
Rockwood Specialties Group, Inc., 10.625%, 5/15/2011	275,000	297,000
TriMas Corp., 9.875%, 6/15/2012	905,000	864,275
UAP Holding Corp., Step-up Coupon, 0% to 1/15/2008, 10.75% to 7/15/2012	480,000	463,325
United States Steel Corp., 9.75%, 5/15/2010	1,074,000	1,154,550
Witco Corp., 6.875%, 2/1/2026	125,000	112,500
Wolverine Tube, Inc., 10.5%, 4/1/2009 (b)	375,000	320,625
		27,996,967
Telecommunication Services 7.3%
American Cellular Corp., Series B, 10.0%, 8/1/2011	415,000	445,606
Cincinnati Bell, Inc.:
7.25%, 7/15/2013	1,490,000	1,501,175
8.375%, 1/15/2014 (b)	1,025,000	1,035,250
Dobson Communications Corp., 8.875%, 10/1/2013	605,000	611,050
Insight Midwest LP, 9.75%, 10/1/2009	370,000	379,250
Nextel Communications, Inc., Series D, 7.375%, 8/1/2015	3,265,000	3,365,373
Nortel Networks Corp., 8.41%, 2/15/2007	3,230,000	3,238,075
Qwest Corp., 7.25%, 9/15/2025	980,000	938,350
Rural Cellular Corp.:
9.75%, 1/15/2010 (b)	245,000	247,450
9.875%, 2/1/2010	360,000	378,900
144A, 10.899%**, 11/1/2012 (b)	125,000	130,313
Triton PCS, Inc., 8.5%, 6/1/2013	265,000	245,125
Ubiquitel Operating Co., 9.875%, 3/1/2011	375,000	409,687
US Unwired, Inc., Series B, 10.0%, 6/15/2012	635,000	708,819
		13,634,423
Utilities 11.0%
AES Corp., 144A, 8.75%, 5/15/2013	3,810,000	4,116,079
Allegheny Energy Supply Co., LLC, 144A, 8.25%, 4/15/2012	2,605,000	2,793,863
CMS Energy Corp., 8.5%, 4/15/2011	2,355,000	2,484,525
Mirant North America LLC, 144A, 7.375%, 12/31/2013	30,000	29,625
Mission Energy Holding Co., 13.5%, 7/15/2008	3,310,000	3,736,162
NRG Energy, Inc.:
7.25%, 2/1/2014	1,125,000	1,125,000
7.375%, 2/1/2016	2,220,000	2,222,775
PSE&G Energy Holdings LLC, 10.0%, 10/1/2009	2,715,000	2,966,137
Sierra Pacific Resources:
6.75%, 8/15/2017	630,000	612,369
8.625%, 3/15/2014	350,000	377,013
		20,463,548
Total Corporate Bonds (Cost $209,848,474)		207,077,286

Foreign Bonds — US$ Denominated 16.1%
Consumer Discretionary 2.3%
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	1,810,000	1,957,063
Shaw Communications, Inc., 8.25%, 4/11/2010	245,000	256,025
Telenet Group Holding NV, 144A, Step-up Coupon, 0% to 12/15/2008, 11.5% to 6/15/2014 (b)	1,799,000	1,511,160
Unity Media GmbH, 144A, 10.375%, 2/15/2015	235,000	230,300
Vitro SA de CV, Series A, 144A, 12.75%, 11/1/2013 (b)	290,000	274,050
		4,228,598
Energy 1.3%
Gaz Capital SA, 144A, 8.625%, 4/28/2034	320,000	374,800
OAO Gazprom, 144A, 9.625%, 3/1/2013	1,380,000	1,593,900
Secunda International Ltd., 13.068%**, 9/1/2012	475,000	498,750
		2,467,450
Financials 2.0%
Conproca SA de CV, Series REG S, 12.0%, 6/16/2010	1,635,000	1,921,125
Doral Financial Corp., 5.91%**, 7/20/2007	1,465,000	1,410,547
New ASAT (Finance) Ltd., 9.25%, 2/1/2011	505,000	444,400
		3,776,072
Health Care 0.8%
Biovail Corp., 7.875%, 4/1/2010	1,600,000	1,620,000
Industrials 3.0%
Grupo Transportacion Ferroviaria Mexicana SA de CV:
9.375%, 5/1/2012 (b)	695,000	740,175
10.25%, 6/15/2007	1,785,000	1,847,475
12.5%, 6/15/2012	650,000	718,250
J. Ray McDermott SA, 144A, 11.5%, 12/15/2013	1,350,000	1,602,706
Stena AB, 9.625%, 12/1/2012	565,000	605,963
Supercanal Holding SA, Series REG S, 11.5%, 5/15/2005*	100,000	16,000
		5,530,569
Materials 3.0%
Cascades, Inc., 7.25%, 2/15/2013	1,312,000	1,230,000
ISPAT Inland ULC, 9.75%, 4/1/2014	1,278,000	1,429,762
Novelis, Inc., 144A, 7.25%, 2/15/2015	1,100,000	1,050,500
Rhodia SA, 8.875%, 6/1/2011	1,301,000	1,314,010
Tembec Industries, Inc., 8.625%, 6/30/2009	905,000	506,800
		5,531,072
Sovereign Bonds 1.2%
Federative Republic of Brazil, 8.875%, 10/14/2019 (b)	690,000	749,685
Republic of Argentina, 4.889%**, 8/3/2012 (PIK)	750,000	613,500
Republic of Turkey, 7.25%, 3/15/2015 (b)	260,000	258,050
United Mexican States, 5.625%, 1/15/2017 (b)	662,000	615,660
		2,236,895
Telecommunication Services 2.5%
Cell C Property Ltd., 144A, 11.0%, 7/1/2015 (b)	1,030,000	1,049,312
Embratel, Series B, 11.0%, 12/15/2008 (b)	305,000	334,738
Grupo Iusacell SA de CV, Series B, 10.0%, 7/15/2004*	175,000	148,750
Intelsat Ltd., 5.25%, 11/1/2008	630,000	601,650
Millicom International Cellular SA, 10.0%, 12/1/2013	110,000	123,200
Mobifon Holdings BV, 12.5%, 7/31/2010	1,400,000	1,585,500
Stratos Global Corp., 144A, 9.875%, 2/15/2013	845,000	832,325
		4,675,475
Total Foreign Bonds — US$ Denominated (Cost $29,469,444)		30,066,131

Foreign Bonds — Non US$ Denominated 1.7%
Consumer Discretionary 0.5%
Unity Media GmbH, 144A, 8.75%, 2/15/2015 EUR	810,000	965,279
Information Technology 0.2%
Sensata Technologies BV, 144A, 9.0%, 5/1/2016 EUR	200,000	258,123
Sovereign Bonds 1.0%
Republic of Argentina, 7.82%, 12/31/2033 (PIK) EUR	1,630,014	1,869,387
Total Foreign Bonds — Non US$ Denominated (Cost $2,945,641)		3,092,789
	Shares	Value ($)

Common Stocks 0.0%
Consumer Discretionary 0.0%
Catalina Restaurant Group, Inc.*	3,317	1,658
Materials 0.0%
GEO Specialty Chemicals, Inc.*	14,091	7,045
GEO Specialty Chemicals, Inc. 144A*	1,283	642
		7,687
Telecommunication Services 0.0%
IMPSAT Fiber Networks, Inc.*	8,437	77,199
Total Common Stocks (Cost $594,751)		86,544

Warrants 0.0%
Industrials 0.0%
DeCrane Aircraft Holdings, Inc. 144A*	1,640	0
TravelCenters of America, Inc.*	207	26
		26
Materials 0.0%
Dayton Superior Corp. 144A*	60	0
Total Warrants (Cost $855)		26

Convertible Preferred Stock 0.2%
Consumer Discretionary
Paxson Communications Corp., 144A, 9.75%, (PIK)	40	281,000
Paxson Communications Corp., 144A, Series AI, 9.75%, (PIK)	3	21,075
Total Convertible Preferred Stocks (Cost $298,651)		302,075
	Principal Amount ($)(a)	Value ($)

Loan Participation 0.8%
Alliance Mortgage Cycle Loan, LIBOR plus 7.25%, 12.14%**, 6/4/2010	483,333	483,333
HEALTHSOUTH Corp., LIBOR plus 4.25%, 9.58%**, 3/10/2007	1,000,000	996,667
Total Loan Participation (Cost $1,476,832)		1,480,000
	Units	Value ($)

Other Investments 0.7%
Hercules, Inc., (Bond Unit), 6.5%, 6/30/2029	775,000	627,750
IdleAire Technologies Corp. (Bond Unit), 144A, Step-up Coupon, 0% to 6/15/2008, 13.0% to 12/15/2012	805,000	603,750
Total Other Investments (Cost $1,072,618)		1,231,500
	Principal Amount ($)(a)	Value ($)

US Treasury Obligations 0.4%
US Treasury Bonds:
5.375%, 2/15/2031 (b)	370,000	374,221
6.25%, 8/15/2023 (b)	225,000	247,201
8.125%, 8/15/2021 (b)	95,000	122,253
Total US Treasury Obligations (Cost $775,482)		743,675
Total Investments in Securities (Cost $246,482,748)		244,080,026
	Shares	Value ($)

Securities Lending Collateral 12.8%
Daily Assets Fund Institutional, 5.00% (c) (d) (Cost $23,768,962)	23,768,962	23,768,962

Cash Equivalents 0.7%
Cash Management QP Trust, 5.01% (e) (Cost $1,376,879)	1,376,879	1,376,879
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $271,628,589)+	144.7	269,225,867
Other Assets and Liabilities, Net	(10.9)	(20,362,361)
Notes Payable	(10.9)	(62,750,000)
Net Assets	(33.7)	186,113,506

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table represents bonds that are in default:

Security	Coupon	Maturity Date	Principal Amount ($)		Acquisition Cost ($)	Value ($)
Adelphia Communications Corp.	7.75%	1/15/2009	USD	290,000	184,363	134,850
Congoleum Corp.	8.625%	8/1/2008	USD	715,000	600,300	707,850
Eaton Vance Corp., CDOII, Series C-X	13.68%	7/15/2012	USD	4,171,889	3,904,801	0
Grupo Iusacell SA de CV	10.0%	7/15/2004	USD	175,000	114,612	148,750
Oxford Automotive, Inc.	12.5%	10/15/2010	USD	1,174,138	114,006	17,612
Supercanal Holdings SA	11.5%	5/15/2005	USD	100,000	10,000	16,000
					4,928,082	1,025,062

** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of May 31, 2006.

+ The cost for federal income tax purposes was $273,709,672. At May 31, 2006, net unrealized depreciation for all securities based on tax cost was $4,483,805. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,084,208 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $8,568,013.

(a) Principal amount is stated in US dollars unless otherwise noted.

(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at May 31, 2006 amounted to $23,279,276 which is 12.5% of net assets.

(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending.

(e) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(f) When issued security.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CDO: Collateralized Debt Obligations

LIBOR: Represents the London InterBank Offered Rate.

PIK: Denotes that all or a portion of the income is paid in kind.

At May 31, 2006, open credit default swaps purchased were as follows:

Effective/Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Underlying Obligations	Unrealized Depreciation ($)
6/5/2006 6/20/2011	250,000+	Fixed—1.35%	Dow Jones CDX	(1,232)
Total net unrealized depreciation				(1,232)

Counterparty:

+ Citigroup Global Markets, Inc.

Currency Abbreviations
EUR Euro

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $246,482,748)	$ 244,080,026
Investment in Cash Management QP Trust (cost $1,376,879)	1,376,879
Investment in Daily Assets Fund Institutional (cost $23,768,962)*	23,768,962
Total investments in securities, at value (cost $271,628,589)	269,225,867
Cash	62,610
Foreign currency, at value (cost $83,662)	83,315
Receivable for investments sold	3,596,449
Interest receivable	5,847,430
Unrealized appreciation on forward foreign currency exchange contracts	16,570
Other assets	53,453
Total assets	278,885,694
Liabilities
Payable for investments purchased	4,301,915
Open credit default swap contract payable	4,825
Notes payable	62,750,000
Payable upon return of securities loaned	23,768,962
Interest on notes payable	470,713
Payable for when-issued securities	790,000
Unrealized depreciation on forward foreign currency exchange contracts	231,049
Distributions payable	133,596
Accrued management fee	126,287
Unrealized depreciation on credit default swaps contracts	1,232
Net payable on closed forward foreign currency exchange contracts	8,567
Other accrued expenses and payables	185,042
Total liabilities	92,772,188
Net assets, at value	$ 186,113,506

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2006 (Unaudited) (continued)
Net Assets
Net assets consist of: Distributions in excess of net investment income	(639,478)
Net unrealized appreciation (depreciation) on: Investments	(2,402,722)
Credit default swaps	(1,232)
Foreign currency related transactions	(218,152)
Accumulated net realized gain (loss)	(90,616,996)
Paid-in capital	279,992,086
Net assets, at value	$ 186,113,506
Net Asset Value
Net Asset Value per share ($186,113,506 ÷ 32,030,118 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 5.81

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended May 31, 2006 (Unaudited)
Investment Income
Income: Interest	$ 11,204,416
Interest — Cash Management QP Trust	128,343
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	62,164
Total Income	11,394,923
Expenses: Management fee	792,554
Services to shareholders	25,016
Custodian fees	20,288
Auditing	27,024
Legal	20,006
Trustees' fees and expenses	10,430
Reports to shareholders	34,600
Interest expense	1,416,128
Other	64,974
Total expenses before expense reductions	2,411,020
Expense reductions	(7,017)
Total expenses after expense reductions	2,404,003
Net investment income (loss)	8,990,920
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(1,165,589)
Credit default swaps	7,686
Foreign currency related transactions	(104,823)
(1,262,726)
Net unrealized appreciation (depreciation) during the period on: Investments	1,839,352
Credit default swaps	(1,232)
Foreign currency related transactions	(200,524)
1,637,596
Net gain (loss) on investment transactions	374,870
Net increase (decrease) in net assets resulting from operations	$ 9,365,790

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the six months ended May 31, 2006 (Unaudited)
Cash Flows from Operating Activities:
Investment income received	$ 11,436,573
Payment of operating expenses	(981,308)
Payment of interest expense	(1,654,606)
Proceeds from sales and maturities of investments	157,084,532
Purchases of investments	(161,462,497)
Net purchases, sales and maturities of short-term investments	4,015,548
Cash provided (used) by operating activities	$ 8,438,242
Cash Flows from Financing Activities:
Net increase (decrease) in notes payable	$ 2,000,000
Distributions paid (net of reinvestment of distributions)	(9,916,517)
Cash provided (used) by financing activities	(7,916,517)
Increase (decrease) in cash	521,725
Cash at beginning of period*	(380,625)
Cash at end of period*	$ 145,925
Reconciliation of Net Increase (Decrease) in Net Assets Resulting from Operations to Cash Provided (Used) by Operating Activities:
Net increase (decrease) in net assets resulting from operations	$ 9,365,790
Net (increase) decrease in cost of investments	3,635,242
Net (increase) decrease in unrealized appreciation on investments	(1,839,352)
(Increase) decrease in interest receivable	52,893
(Increase) decrease in other assets	21,343
(Increase) decrease in receivable for investments sold	(1,268,726)
Increase (decrease) in payable for investments purchased	(1,503,430)
Increase (decrease) in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	206,393
Increase (decrease) in other accrued expenses and payables	6,567
Increase (decrease) in interest on notes payable	(238,478)
Cash provided (used) by operating activities	$ 8,438,242
Non-Cash Financing Activities:
Reinvestment of distributions	$ 694,868

* Includes foreign currency

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended May 31, 2006 (Unaudited)	Year Ended November 30, 2005
Operations: Net investment income	$ 8,990,920	$ 19,084,285
Net realized gain (loss) on investment transactions	(1,262,726)	(746,319)
Net unrealized appreciation (depreciation) during the period on investment transactions	1,637,596	(7,132,790)
Net increase (decrease) in net assets resulting from operations	9,365,790	11,205,176
Distributions to shareholders from: Net investment income	(10,744,981)	(20,889,987)
Fund share transactions: Reinvestment of distributions	694,868	1,898,966
Net increase (decrease) in net assets from Fund share transactions	694,868	1,898,966
Increase (decrease) in net assets	(684,323)	(7,785,845)
Net assets at beginning of period	186,797,829	194,583,674
Net assets at end of period (including distributions in excess of net investment income and undistributed net investment income of $639,478 and $1,114,583, respectively)	$ 186,113,506	$ 186,797,829
Other Information
Shares outstanding at beginning of period	31,931,465	31,656,241
Shares issued to shareholders in reinvestment of dividends	98,653	275,224
Shares outstanding at end of period	32,030,118	31,931,465

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended November 30,	2006[a]	2005	2004	2003	2002[b]	2001
Selected Per Share Data
Net asset value, beginning of period	$ 5.85	$ 6.15	$ 5.81	$ 4.91	$ 5.62	$ 6.09
Income (loss) from investment operations: Net investment income[c]	.28	.60	.66	.65	.72	.81
Net realized and unrealized gain (loss) on investment transactions	.02	(.24)	.32	.89	(.72)	(.40)
Total from investment operations	.30	.36	.98	1.54	.00	.41
Less distributions from: Net investment income	(.34)	(.66)	(.64)	(.64)	(.69)	(.88)
Tax return of capital	—	—	—	—	(.02)	—
Total distributions	(.34)	(.66)	(.64)	(.64)	(.71)	(.88)
Net asset value, end of period	$ 5.81	$ 5.85	$ 6.15	$ 5.81	$ 4.91	$ 5.62
Market value, end of period	$ 7.13	$ 7.67	$ 7.39	$ 7.17	$ 5.40	$ 7.42
Total Return
Based on net asset value (%)[d]	4.15**	4.60	16.53	31.43	(1.53)	3.86
Based on market value (%)[d]	(2.52)**	14.14	13.47	47.48	(18.19)	16.00
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	186	187	195	183	153	173
Ratio of expenses (%)	2.58*	2.25	1.71	1.72	2.07	2.78
Ratio of expenses excluding interest expense (%)	1.06*	1.13	1.07	1.07	1.09	1.10
Ratio of net investment income (%)	9.64*	9.95	11.08	12.16	13.87	13.31
Portfolio turnover rate (%)	131*	102	135	154	110	47
Total debt outstanding at end of period ($ thousands)	62,750	60,750	65,000	65,000	65,000	65,000
Asset coverage per $1,000 of debt[e]	3,966	4,075	3,994	3,808	3,350	3,656

[a] For the six months ended May 31, 2006 (Unaudited).

[b] As required, effective December 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to December 1, 2001 are included as interest income. The effect of these changes for the year ended November 30, 2002 was to decrease net investment income by $.02, increase net realized and unrealized gain (loss) per share by $.02, and decrease the ratio for net investment income to average net assets from 14.38% to 13.87%. Per share data and ratios for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.

[c] Based on average shares outstanding during the period.

[d] Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.

[e] Asset coverage equals the total net assets plus borrowings of the Fund divided by the borrowings outstanding at period end.

* Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS High Income Trust (formerly Scudder High Income Trust) (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, to add leverage to the portfolio, or to hedge the risk of default on portfolio securities. As a seller in the credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a third party, such as a US or foreign corporate issuer, on the debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. The Fund may also buy credit default swap contracts in order to hedge against the risk of default on debt securities, in which case the Fund would function as the counterparty referenced above. This would involve the risk that the contract may expire worthless. It would also involve credit risk — that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. When the Fund sells a credit default swap contract it will "cover" its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the underlying debt obligations for all outstanding credit default swap contracts sold by the Fund.

Credit default swap contracts are marked to market daily based upon quotations from the counterparty and the change in value, if any, is recorded daily as unrealized gain or loss. An upfront payment made by the Fund is recorded as an asset on the statement of assets and liabilities. An upfront payment received by the Fund is recorded as a liability on the statement of assets and liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes payments semi-annually based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss on the statement of operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

When Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Loan Participations/Assignments. The Fund may invest in US dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2005, the Fund had a net tax basis capital loss carryforward of approximately $86,700,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2007 ($300,000), November 30, 2008 ($9,100,000), November 30, 2009 ($20,800,000), November 30, 2010 ($39,500,000), November 30, 2011 ($16,500,000) and November 30, 2013 ($500,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2005 through November 30, 2005, the Fund incurred approximately $250,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending November 30, 2006.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to forward currency contracts, certain securities sold at a loss and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position due to its custodian bank at May 31, 2006. Significant non-cash activity from market discount accretion and premium amortization has been excluded from the Statement of Cash Flows.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the six months ended May 31, 2006, purchases and sales of investment securities (excluding short-term instruments) aggregated $160,051,811 and $158,458,081, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.85% of the first $250,000,000 of the Fund's average weekly net assets and 0.75% of such net assets in excess of $250,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended May 31, 2006, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.85% of the Fund's average daily net assets.

Service Provider Fees. State Street Bank and Trust Company is the named transfer agent. However, pursuant to a sub-transfer agency agreement between State Street Bank and Trust Company and DWS Scudder Investments Service Company (``DWS-SISC''), an affiliate of the Advisor, DWS-SISC is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended May 31, 2006, the amount charged to the Fund by DWS-SISC aggregated $12,236, of which $4,417 is unpaid.

Typesetting and Filing Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended May 31, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $7,776, all of which is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the ``QP Trust'') and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in High Yield Securities

Investing in high yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements and may have prices more volatile than those of comparable securities of issuers in the United States of America.

F. Expense Reductions

For the six months ended May 31, 2006, the Advisor agreed to reimburse the Fund $2,229 which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian and transfer agent expenses. During the six months ended May 31, 2006, the Fund's custodian and transfer agent fees were reduced by $608 and $4,180, respectively, for custodian and transfer agent credits earned.

G. Forward Foreign Currency Exchange Contracts

As of May 31, 2006, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Appreciation (US$)
USD	229,330	EUR	189,799	6/8/2006	14,007
USD	68,789	EUR	55,370	6/8/2006	2,200
EUR	76,955	USD	99,445	9/15/2006	150
EUR	40,326	USD	52,246	9/15/2006	213
Total unrealized appreciation					16,570
Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Depreciation (US$)
EUR	75,638	USD	92,187	6/8/2006	(4,787)
EUR	179,000	USD	218,953	6/8/2006	(10,539)
EUR	83,072	USD	100,903	6/8/2006	(5,602)
EUR	1,683,787	USD	2,018,104	6/8/2006	(140,645)
EUR	12,060	USD	14,425	6/8/2006	(1,036)
EUR	52,537	USD	63,826	6/8/2006	(3,531)
EUR	167,677	USD	207,392	6/8/2006	(7,583)
EUR	116,542	USD	144,909	6/8/2006	(4,507)
EUR	102,004	USD	131,352	9/15/2006	(264)
EUR	656,047	USD	788,549	6/8/2006	(52,555)
Total unrealized depreciation					(231,049)
Currency Abbreviations
EUR Euro
USD United States Dollar

H. Borrowings

The notes payable represents a secured loan of $62,750,000 from Barton Capital LLC at May 31, 2006. The note bears interest at the commercial paper rate plus dealer fees (5.05% at May 31, 2006), which is payable at maturity. A commitment fee is charged to the Fund and is included with interest expense on the Statement of Operations. An arrangement fee incurred by the Fund in connection with its loan was deferred and is being amortized on a straight-line basis over a three-year period. The loan amounts and rates are reset periodically under a revolving credit agreement obtained by the Fund in an amount not to exceed $90,000,000 and which is renewable annually until June 24, 2010.

The weighted average outstanding daily balance of all loans (based on the number of days the loans were outstanding) during the six months ended May 31, 2006 was $60,837,912 with a weighted average interest rate of 4.38%.

I. Payments Made by Affiliates

During the six month period ended May 31, 2006, the Advisor fully reimbursed the Fund $17,008 for losses incurred on trades executed incorrectly. The amount of the losses was less than 0.01% of the Fund's average net assets, thus having no impact on the Fund's total return.

J. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, DWS Scudder Distributors, Inc. is in settlement discussions with the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

New Authorized Investments

The Board of Trustees has authorized the fund to invest in direct debt, restructuring instruments and bank loans.

Direct Debt. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders (direct loans), to suppliers of goods or services (trade claims or other receivables), or to other parties. The fund may invest in all types of direct debt investments. The fund currently intends to invest primarily in direct loans and trade claims. When the fund participates in a direct loan, it will be lending money directly to an issuer.

Restructuring Instruments. The fund may hold distressed securities, which are securities that are in default or in risk of being in default. In connection with an exchange or workout of such securities, the fund may accept various instruments if the investment adviser determines it is in the best interests of the fund and consistent with the fund's investment objective and policies. Such instruments may include, but are not limited to, warrants, rights, participation interests in asset sales and contingent-interest obligations.

Bank Loans. The fund may also invest in bank loans, which are typically senior debt obligations of borrowers (issuers) and, as such, are considered to hold a senior position in the capital structure of the borrower. These may include loans that hold the most senior position, that hold an equal ranking with other senior debt, or loans that are, in the judgment of the fund's investment advisor, in the category of senior debt of the borrower. The fund may invest in both fixed and floating rate bank loans. The fund may purchase bank loans either as an "assignment" or a "participation." The fund will not purchase bank loans where Deutsche Bank or an affiliate serves as an agent bank.

Investments in direct debt instruments, restructuring instruments and bank loans involve interest rate risk, liquidity risk and credit risk, including the risk of loss in the case of the default or insolvency of a borrower. The fund does not currently intend to invest in direct debt, restructuring instruments, or bank loans.

Shareholder Meeting Results

The Annual Meeting of Shareholders of DWS High Income Trust (the "fund") was held on May 25, 2006. The following matter was voted upon by the shareholders of said fund (the resulting votes are presented below).

I. To elect nine individuals to constitute the Board of Trustees of the fund.

	Number of Votes:
	For	Withheld
John W. Ballantine	26,103,943	588,664
Donald L. Dunaway	26,032,982	659,624
James R. Edgar	26,048,690	643,917
Paul K. Freeman	26,115,244	577,363
Robert B. Hoffman	26,072,329	620,277
William McClayton	26,097,865	594,742
Shirley D. Peterson	26,079,951	612,656
Axel Schwarzer	26,111,799	580,808
Robert H. Wadsworth	26,080,230	612,377

Dividend Reinvestment Plan

A. Participation

We invite you to review the description of the Dividend Reinvestment Plan (the ``Plan'') that is available to you as a shareholder of DWS High Income Trust (the ``Fund''). If you wish to participate and your shares are held in your own name, simply contact DWS Scudder Investments Service Company, whose address and phone number are provided in Paragraph E, for the appropriate form. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed UMB Bank, N.A. ("United Missouri Bank" or "UMB") as their agent and as agent for the Fund under the Plan.

B. Dividend Investment Account

The Fund's transfer agent and dividend disbursing agent or its delegate (the ``Transfer Agent'') will establish a Dividend Investment Account (the ``Account'') for each shareholder participating in the Plan. The Transfer Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the ``Shares'') of the Fund registered in the participant's name on the books of the Fund; and (b) cash dividends and capital gains distributions paid on Shares registered in the name of the Transfer Agent, but credited to the participant's Account. Sources described in clauses (a) and (b) of the preceding sentence are hereinafter called ``Distributions.''

C. Investment of Distribution Funds Held in Each Account

If on the record date for a Distribution (the ``Record Date''), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the Fund), funds credited to a participant's Account will be used to purchase Shares (the ``Purchase''). UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date (``Payment Date'' as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment Date, Shares valued at net asset value per Share on the Record Date to the Transfer Agent in the aggregate amount of the funds credited to the participants' accounts.

D. Voluntary Cash Contributions

A participant may from time to time make voluntary cash contributions to his Account by sending to Transfer Agent a check or money order, payable to Transfer Agent, in a minimum amount of $100 with appropriate accompanying instructions. (No more than $500 may be contributed per month.) Transfer Agent will inform UMB of the total funds available for the purchase of Shares and UMB will use the funds to purchase, in the open market, additional Shares for the participant's Account the earlier of: (a) when it next purchases Shares as a result of a Distribution or (b) on or shortly after the first day of each month and in no event more than 30 days after such date except when temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities laws. Cash contributions received more than fifteen calendar days or less than five calendar days prior to a Payment Date will be returned uninvested. Interest will not be paid on any uninvested cash contributions. Participants making voluntary cash investments will be charged a $.75 service fee for each such investment and will be responsible for their pro rata share of brokerage commissions.

E. Additional Information

Address all notices, correspondence, questions, or other communication regarding the Plan, or if you would like a copy of the Plan, to:

DWS Scudder Investments Service Company
P.O. Box 219066
Kansas City, Missouri 64121-9066
1-800-294-4366

F. Adjustment of Purchase Price

The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

G. Determination of Purchase Price

The cost of Shares and fractional Shares acquired for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph H hereof, of the Shares acquired by UMB in connection with that Purchase. Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after the Transfer Agent has received or UMB has purchased Shares. The Transfer Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

H. Brokerage Charges

There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions. Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

I. Service Charges

There is no service charge by the Transfer Agent or UMB to shareholders who participate in the Plan other than service charges specified in Paragraphs D and M hereof. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

J. Transfer of Shares Held by Agent

The Transfer Agent will maintain the participant's Account, hold the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to the Transfer Agent. Upon request to the Transfer Agent, a certificate for any or all full Shares in a participant's Account will be sent to the participant.

K. Shares Not Held in Shareholder's Name

Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

L. Amendments

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid, subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution, except when such amendment is necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, in which case such amendment shall be effective as soon as practicable. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Transfer Agent receives notice of the termination of such participant's account under the Plan in accordance with the terms hereof. The Plan may be terminated by the Fund.

M. Withdrawal from Plan

Shareholders may withdraw from the Plan at any time by giving the Transfer Agent a written notice. If the proceeds are $100,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Transfer Agent provided the notice is received by the Transfer Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph L hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, the Transfer Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

N. Tax Implications

Shareholders will receive tax information annually for personal records and to assist in preparation of their Federal income tax returns. If Shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

Additional Information

Automated Information Lines	Scudder Closed-End Fund Info Line (800) 349-4281
Web Sites	www.dws-scudder.com or visit our Direct Link: www.cef.dws-scudder.com Obtain monthly fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Investment Management Americas Inc. 222 South Riverside Plaza Chicago, IL 60606
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Legal Counsel	Vedder, Price, Kaufman & Kammholz, P.C. 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	UMB Bank P.O. Box 410064 Kansas City, MO 64141-0064
Shareholder Service Agent	DWS Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian and Transfer Agent	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Independent Registered Public Accounting Firm	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
NYSE Symbol	KHI
CUSIP Number	23337C 109

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

February 2006

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS High Income Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS High Income Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 28, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	July 28, 2006